Exhibit 10.1

Schedules and Exhibits

Exhibit 2.1	Revolving Note
Exhibit 2.2(b)	Borrowing Notice
Exhibit 2.3(c)	Continuation/Conversion Notice
Exhibit 2.8	Intentionally Left Blank
Exhibit 6.2(b)	Certificate Accompanying Financial Statements
Exhibit 10.5	Assignment and Acceptance Agreement

Schedule 1.1(a)	Existing Liens
Schedule 3.1	Lenders Schedule
Schedule 4.1	Security Documents
Schedule 5	Disclosure Schedule
	Section 5.6	Material Adverse Effect
	Section 5.7	Material Restrictions
	Section 5.9	Litigation
	Section 5.10	Labor Disputes and Acts of God
	Section 5.11	ERISA Disclosures
	Section 5.12	Environmental and Other Laws
	Section 5.13	Names and Places of Business
	Section 5.14	Subsidiaries
Schedule 7.1	Existing Indebtedness

1

EXHIBIT 2.1

AMENDED AND RESTATED REVOLVING NOTE

Houston, Texas	February , 2007

FOR VALUE RECEIVED, the undersigned, Comfort Systems USA, Inc., a Delaware corporation (herein called “Borrower”), hereby promises to pay to the order of                                                                              (herein called “Lender”), the principal sum equal to its Revolving Loan Commitment as set forth in the Credit Agreement (as hereinafter defined), or, if greater or less, the aggregate unpaid principal amount of the Revolving Loans made by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Credit Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Agent under the Credit Agreement, or at such other place within Houston, Harris County, Texas, as from time to time may be designated by the holder of this Note.

This Note (a) is issued and delivered under that certain Amended and Restated Credit Agreement of even date herewith among Borrower, Wachovia Bank, N.A., as Lead Arranger and Administrative Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the “Credit Agreement”), and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement).  Payments on this Note shall be made and applied as provided in the Credit Agreement.  Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.  In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the “Texas Finance Code”) as amended, for that day, the ceiling shall be the “weekly ceiling” as defined in the Texas Finance Code and shall be used in this Note for calculating the Highest Lawful Rate and for all other purposes.  The term “applicable law” as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and

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all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Texas (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

This indebtedness evidenced by this Note is given in partial renewal, extension and restatement of (but not in extinguishment or novation of) the Prior Indebtedness, as defined and described in the Credit Agreement.

COMFORT SYSTEMS USA, INC.

By:
Name:
Title:

3

EXHIBIT 2.2(b)

BORROWING NOTICE

Reference is made to that certain Amended and Restated Credit Agreement dated as of February           , 2007 (as from time to time amended, the “Agreement”), by and among Comfort Systems USA, Inc. (“Borrower”), Wachovia Bank, N.A., as Lead Arranger and Administrative Agent, and certain financial institutions (“Lenders”).  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.  Borrower hereby requests a Borrowing of new Revolving Loans to be advanced pursuant to Section 2.2(a) of the Agreement as follows:

Aggregate amount of Borrowing:	$____________________
Type of Loans in Borrowing:	_____________________
Date on which Revolving Loans are to be advanced:	_____________________
Length of Interest Period for
Eurodollar Loans (1, 2, 3, or 6 months):	months
If combined with existing Revolving Loans see attached Continuation/Conversion Notice.

To induce Lenders to make such Revolving Loans, Borrower hereby represents, warrants, acknowledges, and agrees to and with Agent and each Lender that:

(a)                                  The officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer’s signature hereto having all necessary authority to act for Borrower in making the request herein contained.

(b)                                 The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct in all material respects (without duplication of materiality qualifiers contained therein) on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof, except for any such representation or warranty that expressly applies to a specified earlier date, in which case such representation or warranty shall have been true in all material respects on and as of such earlier date.

(c)                                  There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon Borrower’s receipt and application of the Loans requested hereby.  Borrower will use the Loans hereby requested in compliance with Section 2.4 of the Agreement.

(d)                                 Except to the extent waived in writing as provided in Section 10.1(a) of the Agreement, each Restricted Person has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by such Restricted

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Person on or prior to the date hereof, and each of the conditions precedent to Advances contained in the Agreement remains satisfied.

(e)                                  Intentionally Left Blank.

(f)                                    The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement.  The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

The officer of Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete.

IN WITNESS WHEREOF, this instrument is executed as of                         , 20    .

COMFORT SYSTEMS USA, INC.

By:
Name:
Title:

2

EXHIBIT 2.3(c)

CONTINUATION/CONVERSION NOTICE

Reference is made to that certain Amended and Restated Credit Agreement dated as of February           , 2007 (as from time to time amended, the “Agreement”), by and among Comfort Systems USA, Inc. (“Borrower”), Wachovia Bank, N.A., as Lead Arranger and Administrative Agent, and the lenders referred to therein (“Lenders”).  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

Borrower hereby requests a Conversion or Continuation of existing Loans into a new Borrowing pursuant to Section 2.3 of the Agreement as follows:

Existing Borrowing(s) to be continued or converted:

$                         of Eurodollar Loans with Interest Period ending

$                         of Base Rate Loans

If being combined with new Loans, $                         of new Loans to be advanced on

Aggregate amount of Borrowing:                $

Type of Loans in new Borrowing:

Date of Continuation or Conversion:

Length of Interest Period for Eurodollar Loans (1, 2, 3, or 6 months):                                                     months

IN WITNESS WHEREOF this instrument is executed as of                              .

COMFORT SYSTEMS USA, INC.

By:
Name:
Title:

1

EXHIBIT 2.8

INTENTIONALLY LEFT BLANK

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EXHIBIT 6.2(b)

CERTIFICATE ACCOMPANYING
FINANCIAL STATEMENTS

Reference is made to that certain Amended and Restated Credit Agreement dated as of February           , 2007 (as from time to time amended, the “Agreement”), by and among Comfort Systems USA, Inc. (“Borrower”),  Wachovia Bank, N.A., as Lead Arranger and Administrative Agent, and certain financial institutions (“Lenders”), which Agreement is in full force and effect on the date hereof.  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

This Certificate is furnished pursuant to Section 6.2(b) of the Agreement.  Together herewith Borrower is furnishing to Agent and each Lender s the [audited/unaudited] financial statements of Borrower (the “Financial Statements”) as at                          (the “Reporting Date”).  Borrower hereby represents, warrants, and acknowledges to Agent and each Lender that:

(a)                                  the officer of Borrower signing this instrument is the duly elected, qualified and acting                          of Borrower and as such is Borrower’s chief financial officer;

(b)                                 the Financial Statements are fair and complete in all material respects and satisfy the requirements of the Agreement;

(c)                                  attached hereto is a schedule of calculations showing Borrower’s compliance as of the Reporting Date with the requirements of Section 7.11 of the Agreement *[and Borrower’s non-compliance as of such date with the requirements of Section                          of the Agreement];

(d)                                 on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 6.2 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s)                          of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above.

IN WITNESS WHEREOF, this instrument is executed as of                         , 20        .

Comfort Systems USA, Inc.

By:

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EXHIBIT 10.5

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement dated as of February           , 2007 (the “Credit Agreement”) among Comfort Systems USA, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement) and Wachovia Bank, N.A., as Lead Arranger and Administrative Agent for the Lenders (the “Agent”).  Terms defined in the Credit Agreement are used herein with the same meaning.

The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:

1.                                       The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents.  After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2.                                       The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

3.                                       The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms

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of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any required U.S. Internal Revenue Service forms.

4.                                       Following the execution of this Assignment and Acceptance, it will be delivered to Agent for acceptance and recording by Agent and (unless an Event of Default shall have occurred and be continuing) acceptance by Borrower.  The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by Agent and, unless an Event of Default shall have occurred and be continuing, Borrower, unless otherwise specified on Schedule 1.

5.                                       Upon such acceptance and recording by Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.  Upon such acceptance and recording by Agent, from and after the Effective Date, Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

6.                                       This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of Texas.

7.                                       This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

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SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE

Percentage interest assigned:		%

Assignee’s Revolving Loan Commitment:	$

Aggregate outstanding principal amount of Revolving Loans assigned:	$

Principal amount of Revolving Note payable to Assignee:	$

Principal amount of Revolving Note payable to Assignor:	$

Effective Date (if other than date of acceptance by Agent):	* , 20

[NAME OF ASSIGNOR], as Assignor

By:
Title:
Dated:	, 20

[NAME OF ASSIGNEE], as Assignee

By:
Title:

Domestic Lending Office:

Eurodollar Lending Office:

*                                         This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Agent.

Accepted [and Approved] **

this        day of                       , 20

3

Wachovia Bank, N.A.

By:
Title:

[Approved this day
of , 20

[NAME OF BORROWER]

By: ]**
Title:

**                                  Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of “Eligible Transferee”.

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SCHEDULE 1.1(A)

EXISTING LIENS

Debtor	Jurisdiction	Filing Number	Filing Date	Secured Party
Accurate Air Systems, L.P.	Texas	95-00073962	04/14/95	HT Financial Corp. dba Vical Financial
Accurate Air Systems, L.P.	Texas	00-756074	01/20/00	HT Financial Corp dba Vical Financial
Accurate Air Systems, L.P.	Texas	05-00016690	01/14/05	HT Financial Corp dba Vical Financial
Accurate Air Systems, L.P.	Texas	04-0051134644	12/16/03	US Bancorp
Atlas Comfort Systems USA, L.P. (f/k/a Atlas Air Conditioning, L.P.)	Texas	30002699594	9/25/02	Inter-tel Leasing, Inc.
Atlas Comfort Systems USA, L.P.	Texas	05-0034118375	11/03/05	Inter-tel Leasing, Inc.
Atlas Comfort Systems USA, L.P.	Texas	06-0035384544	10/25/06	US Bancorp
Atlas Comfort Systems USA, L.P.	Texas	06-0038714039	11/27/06	US Bancorp
Atlas Comfort Systems USA, L.P.	Texas	06-0041092860	12/19/06	Inter-Tel Leasing, Inc.
Batchelor’s Mechanical Contractors, Inc.	Alabama	04-0972077	12/17/04	Beard Equipment Company
Batchelor’s Mechanical Contractors, Inc.	Alabama	05-0060985	01/24/05	Beard Equipment Company
California Comfort Systems USA, Inc.	California	04-7007236776	11/24/04	Employment Development Department
Comfort Systems USA, Inc.	Delaware	10923560	8/13/01	Pullman Bank and Trust Company
Comfort Systems USA, Inc.	Delaware	20326656	01/14/02	Pacific Rim Capital, Inc.
Comfort Systems USA, Inc.	Delaware	20654099	02/22/02	Pullman Bank and Trust Company
Comfort Systems USA, Inc.	Delaware	62628436	07/31/06	Pullman Bank and Trust Company
Comfort Systems USA, Inc.	Delaware	30438237	1/27/03	Ford Motor Credit Co.
Comfort Systems USA, Inc.	Delaware	40458184	2/19/04	Citicorp Leasing, Inc.
Comfort Systems USA, Inc.	Florida	200202820287	12/11/02	Liberty North America Corporation
Comfort Systems USA, Inc.	Indiana	200200006843530	6/29/02	Ford Motor Credit Co.

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Debtor	Jurisdiction	Filing Number	Filing Date	Secured Party
Comfort Systems USA, Inc.	Texas	20036050096	7/3/02	Ford Motor Credit Co.
Comfort Systems USA (Bristol), Inc.	Delaware	11204911	09/21/01	The Cit Group/Equipment
Comfort Systems USA (Bristol), Inc.	Delaware	32720319	10/07/03	Greene County Bank
Comfort Systems USA (Bristol), Inc.	Texas	20030770988	5/20/02	Farmers State Bank
Comfort Systems USA G.P., Inc.	Delaware	10923560	08/13/01	Pullman Bank and Trust Company
Comfort Systems USA G.P., Inc.	Delaware	20326656	01/14/02	Pacific Rim Capital, Inc.
Comfort Systems USA G.P., Inc.	Delaware	20654099	02/22/02	Pullman Bank and Trust Company
Comfort Systems USA G.P., Inc.	Delaware	62628436	07/31/06	Pullman Bank and Trust Company
Comfort Systems USA G.P., Inc.	Delaware	22295701	09/09/02	US Bancorp
Comfort Systems USA G.P., Inc.	Delaware	30438237	01/27/03	Ford Motor Credit Co
Comfort Systems USA G.P., Inc.	Delaware	40458184	02/19/04	Citicorp Leasing, Inc.
Comfort Systems USA (Hartford), Inc.	Delaware	52376490	08/02/05	The City Group/Equipment Financing, Inc.
Comfort Systems USA (Southeast), Inc.	Delaware	62475481	07/18/06	Thompson Tractor Co., Inc.
Comfort Systems USA (Pasadena), L.P. (f/k/a United Environmental Services, L.P.)	Texas	30008112429	11/14/02	IOS Capital, LLC
Comfort Systems USA (Western Michigan), Inc.	Michigan	D937345	07/23/02	New Equipment Leasing Inc.
Comfort Systems USA (Western Michigan), Inc.	Michigan	2003056075-1	3/25/03	New Equipment Leasing Inc.
Helm Corporation	Colorado	20012028540	04/12/01	Citicorp Vendor Finance Inc.
Helm Corporation	Colorado	2006F033790	04/07/06	Citicorp Vendor Finance Inc.
North American Mechanical, Inc.	Delaware	53961126	12/21/05	Rhyme Business Products
Quality Air Heating and Cooling, Inc.	Michigan	D960195	09/30/02	Ervin Leasing Company
Salmon & Alder, LLC	Utah	01-707637	02/27/01	The City Group/Equipment Financing Inc.
S.I. Goldman Company, Inc.	Delaware	31620932	05/23/03	Canon Financial Services, Inc.
S.I. Goldman Company, Inc.	Delaware	31841157	06/13/03	Canon Financial Services, Inc.

2

Debtor	Jurisdiction	Filing Number	Filing Date	Secured Party
S.I. Goldman Company, Inc.	Delaware	50011917	01/03/05	Safeco Credit Co. Inc.
S.M. Lawrence Co., Inc.	Tennessee	101031279	05/23/01	Nikon Inc. Instrument Group
Tri-City Mechanical, Inc.	Arizona	200513584560	04/01/05	Marlin Leasing Corp
Western Building Services, Inc.	Colorado	2004F123574	11/09/04	Dell Financial Services, L.P.

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SCHEDULE 3.1

LENDERS SCHEDULE

Domestic Lending Office	Eurodollar Lending Office	Percentage Share	Revolving Loan Commitment
Wachovia Bank, N.A. 2800 Post Oak Blvd., Suite 3400 Houston, Texas 77056 Telephone: (713) 402-3614	Same	25%	$25,000,000
Capital One, N.A. 5718 Westheimer, Suite 600 Houston, Texas 77057 Telephone: (713) 435-5024 Fax: (713) 706-5499	Same	25%	$25,000,000
Bank of Texas, N.A. 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Telephone: (713) 289-5855 Fax: (713) 289-5825	Same	25%	$25,000,000
Bank of Scotland 565 Fifth Avenue New York, NY 10017 Telephone: (212) 450-0837 Fax: (212)479-2806	Same	25%	$25,000,000

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SCHEDULE 4.1

SECURITY DOCUMENTS

1.                                       Amended and Restated Security Agreement by and among Borrower and its subsidiaries and Wachovia Bank, N.A., as Lead Arranger and Administrative Agent.

2.                                       Amended and Restated Pledge Agreement by and among Borrower and its subsidiaries and Wachovia Bank, N.A., as Lead Arranger and Administrative Agent.

3.                                       Assignment of Notes and Liens dated as of February 20, 2007 (the “Assignment of Prior Credit Documents”) among Capital One, N.A., formerly known as Hibernia National Bank, as agent and lender, Bank of Texas, Bank of Scotland, First Bank & Trust and RZB Finance LLC, as lenders, and Wachovia Bank, N.A., as administrative agent and lender, Bank of Texas, N.A., Bank of Scotland and Capital One, N.A., as lenders, and Borrower.

4.                                       Intercreditor Agreement dated as of October 23, 2003 among Federal Insurance Company, an Indiana corporation, Arch Insurance Company, a Missouri corporation, and Bank of Texas, N.A., as amended by the First Amendment to Intercreditor Agreement dated as of March 1, 2005, as amended by the Second Amendment to Intercreditor Agreement dated as of June 30, 2005, as assigned to the Prior Agent pursuant to the Assignment of Notes and Liens dated June 30, 2005 among Bank of Texas, N.A., the Prior Agent and the Borrower, as amended by the Third Amendment to Intercreditor Agreement dated as of September 29, 2006, as amended by the Fourth Amendment to Intercreditor Agreement dated as of February 20, 2007, and as assigned to Wachovia Bank, N.A., as Lead Arranger and Administrative Agent, pursuant to the Assignment of Prior Credit Documents.

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SECTION 5.6 to SCHEDULE 5

Material Adverse Effect

NONE

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SECTION 5.7 to SCHEDULE 5

Material Restrictions

NONE

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SECTION 5.9 to SCHEDULE 5

Litigation

NONE

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SECTION 5.10 to SCHEDULE 5

Labor Disputes and Acts of God

NONE

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SECTION 5.11 to SCHEDULE 5

ERISA Plans and Liabilities

ERISA Plans

Comfort Systems USA, Inc. 401(k)

Comfort Systems USA Section 125 Plan

Comfort Systems USA Health Plan

Comfort Systems USA Basic and Voluntary Life Insurance Plan

Comfort Systems USA Basic and Voluntary Accidental Death and Dismemberment Plan

Comfort Systems USA Long Term Disability Income Benefit Plan

Comfort Systems USA Short Term Disability Income Benefit Plan

Woodcock & Armani Mechanical Contractors Health Plan

ABJ Fire Protection Health Plan

Eastern Heating & Cooling Health Plan

MJ Mechanical Health Plan

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SECTION 5.12 to SCHEDULE 5

Environmental and Other Laws

NONE

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SECTION 5.13 to SCHEDULE 5

Names and Places of Business

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
ACI Mechanical, Inc.	Principal Place of Business	3116 S. Duff Avenue, Ames, Iowa 50010		CS35 Acquisition
ARC Comfort Systems USA, Inc.	Principal Place of Business	777 Post Oak Blvd., Suite 500, Houston, TX 77056	1110 East Douglas Ave. Visailia, CA 93292	American Refrigeration Contractors; MDC Service Corporation Superior Mechanical Systems, Inc. CS17 Acquisition Corp. Comfort Systems USA (Central California), Inc.
Accurate Air Systems, L.P.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040
Accu-Temp GP, Inc.	Principal Place of Business	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Accu-Temp LP, Inc.	Principal Place of Business	777 Post Oak Blvd Suite 500, Houston, Texas 77056
AirTemp, Inc.	Principal Place of Business	11 Wallace Avenue, South Portland, Maine 04106
Atlas-Accurate Holdings, L.L.C.	Principal Place of Business	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Atlas Comfort Systems USA, L.P.	Principal Place of Business	4133 Southerland, Houston, Texas 77092		Atlas Air Conditioning Company, L.P.
	Satellite	10693 Wakeman Drive, Manassas, Virginia 20110
	Satellite	1225 E. Crosby Road, Suite B-14, Carrollton, Texas 75006
	Satellite	17745 Ashley Drive, Suite B, Panama City Beach, Florida 32413
	Satellite	340 East Shelbourne Avenue, Las Vegas, Nevada 89123		Atlas Comfort Systems Nevada Comfort Systems USA Las Vegas
	Satellite	620 Magnolia avenue, Suite E, Ontario, California 91762
Batchelor’s Mechanical Contractors, Inc.	Principal Place of Business	3110 Old Shell Road, Mobile, Alabama 36607
BCM Controls Corporation	Principal Place of Business	19 Wheeling Avenue, Woburn, Massachusetts 01801

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
California Comfort Systems USA, Inc.	Principal Place of Business	9750 Distribution Avenue, San Diego, California 92121	650 Alpine Way Escondido, CA 92029 4660 Viewridge Ave. San Diego, CA 92123	Golden State Mechanical, Inc. Helm Corporation San Diego Weather Engineering, Inc. RMC2 Mechanical Systems, Inc.
Climate Control, Inc.	Principal Place of Business	1057 Bill Tuck Highway, So Boston, Virginia 24592		CS43 Acquistion Corp. Comfort Systems USA (Raleigh), Inc. CCI Systems, Inc. Comfort Systems USA (South Boston), Inc.
Comfort Systems USA (Arkansas), Inc.	Principal Place of Business	4806 Rixey Road, North Little Rock, Arkansas 72117		CS16 Acquisition Corp. River City Mechanical, Inc.
	Satellite	1915 North Shiloh, Fayetteville, Arkansas 72704
Comfort Systems USA (Atlanta), Inc.	Principal Place of Business	2275 Northwest Parkway Rd., Suite 105, Bldg.3, Marietta, Georgia 30067		H & M Mechanical, Inc.
Comfort Systems USA (Baltimore), Inc.	Principal Place of Business	2105 Emmorton Park Road, Suite 104, Edgewood, Maryland 21040		CS49 Acquisition Corp.
Comfort Systems USA (Bristol), Inc.	Principal Place of Business	294 Blevins Blvd., Bristol, Virginia 24203-0757		Fred Hayes Heating & Air Conditioning Fred Hayes Mechanical Contractors
Comfort Systems USA (Carolinas), Inc.	Principal Place of Business	6600-A North Park Blvd., Charlotte, North Carolina 28216
Comfort Systems USA (Florida), Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750		The Drake Corporation All Temp Services Air Masters of Tampa Bay
Comfort Systems USA (Hartford), Inc.	Principal Place of Business	50 Baker Hollow Road Ste. A, Windsor, Connecticut 06095		Comfort Systems USA Energy Services The Harvey Robbin Company MBS Acquisition Corp.
Comfort Systems USA (Intermountain), Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104		Air Pro Heating & Air Conditioning CSI/Bonneville Contract Services Freeway Heating & Air Conditioning Pond Plumbing & Heating Salmon & Alder
Comfort Systems USA National Accounts LLC	Principal Place of Business	2655 Fortune Circle West, Suite E-F, Indianapolis, Indiana 46241		Accu-Temp, LLC Comfort Systems USA National Service Organization, Inc. CS33 Acquisition Corp.
Comfort Systems USA (Ohio), Inc.	Principal Place of Business	30300 Bruce Industrial Parkway, Solon, Ohio 44139		Comfort Systems USA (Cleveland), Inc. Tech Heating and Air Conditioning, Inc.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	2874 E. Kemper Road, Sharonville, Ohio 45241
	Satellite	3080 South Tech Blvd, Miamisburg, Ohio 45342
	Satellite	670 K Lakeview Plaza Blvd., Worthington, Oh 43085
Comfort Systems USA (Pasadena), L.P.	Principal Place of Business	777 Post Oak Blvd., Suite 500, Houston, TX 77056	4107 New West Drive Pasadena, TX 77507 85 IH10 North, Ste 110 Beaumont, TX 77707	United Environmental Services, L.P.
Comfort Systems USA (Southeast), Inc.	Principal Place of Business	435 Corday Street, Pensacola, Florida 32503		Gulfside Mechanical, Inc. Neel Mechanical Contractors, Inc. CS22 Acquisition Corp.
	Satellite	250 Commercial Drive, Thomasville, Georgia 31757
	Satellite	255 Southgate Road, Dothan, Alabama 36301
	Satellite	4251 Alden Drive, Mobile, Alabama 36693
	Satellite	4518 Val North Drive, Valdosta, Georgia 31602
Comfort Systems USA (Syracuse), Inc.	Principal Place of Business	6500 New Venture Gear Drive, East Syracuse, New York 13057		Armani Plumbing & Mechanical ABJ Fire Protection Company Woodcock & Associates Woodcock & Armani
Comfort Systems USA (Texas), L.P.	Principal Place of Business	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA G.P., Inc.	Principal Place of Business	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Twin Cities), Inc.	Principal Place of Business	777 Post Oak Blvd, Suite 500, Houston, TX 77056	2611 Hamiline Avenue North, Suite 150 Roseville, MN 55113	EDS Energy Development Services
Comfort Systems USA (Western Michigan), Inc.	Principal Place of Business	777 Post Oak Blvd. Suite 500, Houston, Texas 77056	421 North Lafayette St. Greenville, MI 48838	River City Mechanical, Inc. Troost Service Co. H & H Plumbing. Heating & Hardware
CS53 Acquisition Corp.	Principal Place of Business	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Design Mechanical, Incorporated	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027		Colorado Plumbing Services DMI Acquisition Corp.
Design Mechanical, Inc.	Satellite	P.O. Box 3070, 210 Marmot Lane, Suite B5 & B8, Eagle, Colorado 81631-3070
Eastern Heating & Cooling, Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Eastern Refrigeration Co., Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Granite State Holdings Company, Inc.	Principal Place of Business	777 Post Oak Blvd, Suite 500, Houston, Texas 77056
Granite State Plumbing & Heating LLC	Principal Place of Business	10 N. Riverdale Road, Weare, New Hampshire 03281
	Satellite	26 Waterford Place, Gilford, New Hampshire 03249
H&M Mechanical, Inc.	Principal Place of Business	135 Belcher Drive, Pelham, Alabama 35124 P.O. Box 36397 Birmingham, AL 35236		Comfort Systems USA (Atlanta), Inc. CS31 Acquisition Corp Helm Corporation H&M Plumbing Company, Inc. H&M Mechanical Contractors, Inc.
Helm Corporation	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027
Hess Mechanical Corporation	Principal Place of Business	9600 Fallard Court, Upper Marlboro, Maryland 20772-6703		CS12 Acquisition Corp.
Hudson River Heating and Cooling, Inc.	Principal Place of Business	10 Airline Drive Suite 205, Albany, New York 12205
H-VAC Supply, L.L.C.	Principal Place of Business	P.O. Box 4956, Suite 1134, Caguas, Puerto Rico 00726-4956
HydroKool, L.L.C.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226
J&J Mechanical, Inc.	Principal Place of Business	3405 Robards Court, Louisville, Kentucky 40218	4006 South Brook Street Louisville, KY 40218	CS54 Acquisition Corp.
James Air Conditioning Enterprise Inc.	Principal Place of Business	P.O. Box 4956 Ste 1134, Caguas, Puerto Rico 00726-4956 Caguas, PR 00726-4956 Carr #1KM -23 HM.O B.O. , Rio Guaynbabo, PR 00970
Martin Heating, Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104	1655 W. High School Rd. Jackson Hole, WY 83001
Mechanical Technical Services, L.P.	Principal Place of Business	9601 Dessau Road, Bldg 3, Suite 303, Austin, Texas 78754		MTECH FHN Enterprises, Ltd.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
MJ Mechanical Services, Inc.	Principal Place of Business	2040 Military Road, Tonawanda, New York 14150		JM State Refrigeration MJ Acquistion Corp. Vastola Heating & Air Conditioning
MJ Mechanical Services, Inc.	Satellite	300 Fire Tower Drive, Tonawanda, New York 14150
North American Mechanical, Inc.	Principal Place of Business	6135 North American Lane, De Forest, Wisconsin 53532		CS13 Acquisition Corp.
Quality Air Heating and Cooling, Inc.	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512		Control Logic Precision Services, Inc.
	Satellite	2306 Winters Drive, Portage, Michigan 49002
Quality Professional Employer Organization LLC	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512
S.I. Goldman Company, Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750		CS14 Acqustion Corp. Central Construction Mechanical Service Group
	Satellite	320 Melody Lane, Casselberry, Florida 32707
S.M. Lawrence Co., Inc.	Principal Place of Business	245 Preston Street, Jackson, Tennessee 38301		CEL, Inc. Casey Electric
	Satellite	667 Chaney Drive, Collierville, Tennessee 38017
SA Associates, Inc.	Principal Place of Business	777 Post Oak Blvd., Suite 500, Houston, TX 77056		Salmon & Alder Associates
Salmon & Alder, LLC	Principal Place of Business	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Seasonair, Inc.	Principal Place of Business	16001-A Industrial Drive, Gaithersburg, Maryland 20877
Sheren Plumbing & Heating, Inc.	Principal Place of Business	3801 Rennie School Road, Traverse City, Michigan 49684		CS9 Acquisition Corp.
Temp-Right Service, Inc.	Principal Place of Business	101 North Catlin, Missoula, Montana 59801		Carson Brothers TRS Acquistion Corp.l C.B. Inc.
	Satellite	Carson Brothers, 1639 MT Highway 35, Kalispell, Montana 59901
The Capital Refrigeration Company	Principal Place of Business	619 E. Jefferson Street, Montgomery, Alabama 36104		CS37 Acquisition Corp.
	Satellite	480 North Dean Road-Unit G-3, Auburn, Alabama 36830
Tri-City Mechanical, Inc.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	3250 S. Dodge Blvd #7, Tucson, Arizona 85713	3450 S. Broadmont Blvd., Suite 100 Tucson, AZ 85713	Dave’s Refrigeration & Heating Corp. Tri-City Acquisition Corp.
Western Building Services, Inc.	Principal Place of Business	800 E. 64th Avenue Ste 17, Denver, Colorado 80229		Colorado Plumbing Service B.E.S.T. HVAC Western Energy Services, Inc.

SECTION 5.14 to SCHEDULE 5

Subsidiaries

COMFORT SYSTEMS USA, INC. - SUBSIDIARIES

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

ACI Mechanical, Inc.	Delaware	06/26/1998
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
Accurate Air Systems, L.P.	Texas	07/23/1981
Accu-Temp GP, Inc.	Delaware	05/21/1998
Accu-Temp LP, Inc.	Delaware	05/20/1998
AirTemp, Inc.	Delaware	10/15/1998
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
Atlas Comfort Systems USA, L.P.	Texas	06/28/1983
Batchelor’s Mechanical Contractors, Inc.	Alabama	03/16/1981
BCM Controls Corporation	Massachusetts	10/03/1984
California Comfort Systems USA, Inc.	California	05/18/1983
Climate Control, Inc.	Delaware	09/17/1998
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
Comfort Systems USA (Atlanta), Inc.	Georgia	01/25/2005
Comfort Systems USA (Baltimore), Inc.	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
Comfort Systems USA (Carolinas), Inc.	Delaware	06/09/2006
Comfort Systems USA (Florida), Inc.	Florida	10/04/1976
Comfort Systems USA (Hartford), Inc.	Delaware	08/25/1997
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
Comfort Systems USA National Accounts LLC	Indiana	07/28/1998
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
Comfort Systems USA (Pasadena), L.P.	Texas	12/29/1999
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
Comfort Systems USA (Twin Cities), Inc.	Minnesota	08/01/2001
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
CS53 Acquisition Corp.	Delaware	01/26/1999
Design Mechanical, Incorporated	Delaware	10/30/1997
Eastern Heating & Cooling, Inc.	New York	12/19/1988
Eastern Refrigeration Co., Inc.	New York	01/30/1990
Granite State Holdings Company, Inc.	Delaware	11/02/2005
Granite State Plumbing & Heating LLC	Delaware	07/31/2001
H&M Mechanical, Inc.	Delaware	06/25/1998
Helm Corporation	Colorado	10/26/1972
Hess Mechanical Corporation	Delaware	03/17/1998
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
H-VAC Supply, L.L.C.	Puerto Rico	10/18/06

1

COMFORT SYSTEMS USA, INC. - SUBSIDIARIES

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Hydro-Kool, L.L.C.	Delaware	03/16/2006
J&J Mechanical, Inc.	Kentucky	02/10/1981
James Air Conditioning Enterprise Inc.	Puerto Rico	07/02/1991
Martin Heating, Inc.	Wyoming	03/15/2000
Mechanical Technical Services, L.P.	Texas	08/31/1999
MJ Mechanical Services, Inc.	Delaware	12/12/1997
North American Mechanical, Inc.	Delaware	03/17/1998
Quality Air Heating and Cooling, Inc.	Michigan	09/10/1980
Quality Professional Employer Organization LLC	Delaware	12/01/2004
S.I. Goldman Company, Inc.	Delaware	03/17/1998
S.M. Lawrence Co., Inc.	Tennessee	03/08/1973
SA Associates, Inc.	Utah	03/27/1984
Salmon & Alder, LLC	Utah	07/08/1996
Seasonair, Inc.	Maryland	10/28/1966
Sheren Plumbing & Heating, Inc.	Delaware	01/26/1999
Temp-Right Service, Inc.	Delaware	09/25/1997
The Capital Refrigeration Company	Delaware	08/06/1998
Tri-City Mechanical, Inc.	Arizona	12/23/1977
Western Building Services, Inc.	Colorado	06/12/1980

2

SCHEDULE 7.1

Existing Indebtedness

NONE

1